MFS Government Limited Maturity Fund

MFS Investment Management
75 Years
WE INVENTED THE MUTUAL FUND (registered trademark)


MFS(registered trademark) Government Limited Maturity Fund
Semiannual Report [bullet] June 30, 1999


Table of Contents

Letter from the Chairman                   1

Management Review and Outlook              3

Performance Summary                        6

Portfolio of Investments                   9

Financial Statements                      10

Notes to Financial Statements             17

MFS' Year 2000 Readiness Disclosure       23

Trustees and Officers                     25

MFS(registered trademark) Original Research SM

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original ResearchSM at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.


[GRAPHIC OMITTED: MFS LOGO]

NOT FDIC INSURED       MAY LOSE VALUE        NO BANK GUARANTEE

Letter from the Chairman

[GRAPHIC OMITTED: PHOTO OF JEFFREY L. SHAMES]

Dear Shareholders,

It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large- company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(registered trademark) Original ResearchSM to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/S/JEFFREY L. SHAMES
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(registered trademark)

July 15, 1999


Management Review and Outlook

[GRAPHIC OMITTED: PHOTO OF D. RICHARD SMITH]

For the six months ended June 30, 1999, Class A shares of the Fund provided a total return of 0.74%, Class B shares 0.34%, Class C shares 0.32%, and Class I shares 0.81%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 1.02% return for the average short-term U.S. government debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund's returns also compare to a 1.15% return for the Lehman Brothers One- to Three-Year Government Bond Index (an unmanaged, market-value-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years).

Q. How has the economy affected the Fund's performance over the past six months?

A. The Fund slightly underperformed, although it was relatively close to both the index and the average short-term U.S. government debt fund tracked by Lipper. The U.S. economy remained stronger than we expected, and rates have risen to counter this growth. The return was positive in an environment unfavorable to bonds -- an incredibly strong economy in terms of employment rates, gross domestic product growth, rising exports, and manufacturing. With interest rates up and a strong equity market, investors veered away from most bonds.

Q. What changes occurred in the portfolio?

A. The portfolio had to adapt to the Federal Reserve Board's (the Fed's) rate increase. We held more cash, one-year U.S. Treasuries, 1.5-year agencies, and mortgage-backed securities, the last providing, on a relative basis, significant yield. We avoided anything at the two-year point. What did not change was the portfolio's duration.

Q. How about short-term versus long-term interest rates?

A. The Fed tightening meant that the yield curve steepened for zero- to two-year bonds and flattened for two- to 30-year bonds. Periods like these historically have lasted about six months. The market typically has overreacted to this kind of situation, which has created buying opportunities in the past. We may be getting close to this buying point, but we have to be patient.

Q. Why did the portfolio hold significantly more mortgage-backed assets?

A. The mortgage market is trading at very wide yield spreads to the 30-year U.S. Treasury bond benchmark. This makes mortgages, in my opinion, an excellent investment opportunity. We also are encouraged by the budget surplus and by the fact that fewer government bonds are being issued. This low issuance will help government bonds in general because the supply is limited. The challenge we have to deal with is that rising rates will limit refinancing opportunities for homeowners, and mortgages are trading with greater price sensitivity to changes in interest rates. The supply of mortgages may decrease later in the year, and mortgages may see greater investment demand.

Q. What factors will you be watching for over the next six months?

A. I think bond yields may be most affected by the growth of the U.S. economy and any sign of inflation. Global factors will be a secondary influence. The slowed growth in the second quarter may continue through the end of the year. Any growth will likely depend on consumers, especially in the retailing and housing markets. Inflation is mainly an issue of rising wages, and as long as productivity is strong, we don't expect to have an inflation scare. Globally, growth has stabilized. Given the structural issues Europe and Asia need to deal with, we think accelerated growth in those areas is unlikely. Global interest rates also are unlikely to go up.

Respectfully,


/S/D. RICHARD SMITH
D. Richard Smith
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

D. Richard Smith is Vice President of MFS Investment
Management(registered trademark) and portfolio manager of MFS(registered trademark) Government Mortgage Fund and MFS(registered trademark) Government Limited Maturity Fund.

Mr. Smith joined MFS in 1993. He became a portfolio manager in 1997. From 1986 to 1993 he worked in research and institutional sales on Wall Street. He is a graduate of Vassar College and has an M.B.A.
degree from Vanderbilt University.

All portfolio managers at MFS Investment Management(registered trademark) are supported by an investment staff of over 100 professionals utilizing MFS(registered trademark) Original ResearchSM, a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective:                 Seeks to preserve capital and provide
                           high current income (compared to a
                           portfolio invested entirely in
                           money market instruments).
Commencement of
investment operations:     September 26, 1988

Class inception:           Class A     September 26, 1988
                           Class B     September 7, 1993
                           Class C     August 1, 1994
                           Class I     January 2, 1997

Size:                      $316.6 million net assets as of June 30, 1999

Performance Summary

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

Average Annual and Cumulative Total Rates of Return through June 30, 1999

Class A
                  6 Months   1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------
Cumulative Total
Return             +0.74%    +4.34%   +17.19%   +30.57%    +73.42%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +4.34%   + 5.43%   + 5.48%    + 5.66%
-----------------------------------------------------------------------
SEC Results          --      +1.73%   + 4.54%   + 4.95%    + 5.39%
-----------------------------------------------------------------------

Class B
                  6 Months   1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------
Cumulative Total
Return              +0.34%   +3.57%   +14.44%   +25.22%    +64.92%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +3.57%   + 4.60%   + 4.60%    + 5.13%
-----------------------------------------------------------------------
SEC Results          --      -0.38%   + 3.70%   + 4.28%    + 5.13%
-----------------------------------------------------------------------

Class C
                  6 Months   1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------
Cumulative Total
Return              +0.32%   +3.49%   +14.18%   +25.16%    +66.18%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +3.49%   + 4.52%   + 4.59%    + 5.21%
-----------------------------------------------------------------------
SEC Results          --      +2.50%   + 4.52%   + 4.59%    + 5.21%
-----------------------------------------------------------------------

Class I
                  6 Months   1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------
Cumulative Total
Return              +0.81%   +4.25%   +17.32%   +30.76%    +73.59%
-----------------------------------------------------------------------
Average Annual
Total Return         --      +4.25%   + 5.47%   + 5.51%    + 5.67%
-----------------------------------------------------------------------

Notes to Performance Summary

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

[GRAPHIC OMITTED: pie chart PORTFOLIO CONCENTRATION AS OF JUNE 30, 1999]

Portfolio Concentration as of June 30, 1999

Portfolio Structure

U.S. Treasuries      37.1%

Mortgaged Backed     28.8%

Cash                 22.8%

Other Government
Agencies             11.3%

Footnote reads:
The portfolio is actively managed, and current holdings may be different.




Portfolio of Investments (Unaudited) - June 30, 1999

Bonds - 74.6%
------------------------------------------------------------------------------------------------
                                                          Principal Amount
Issuer                                                       (000 Omitted)                 Value
------------------------------------------------------------------------------------------------
U.S. Federal Agencies -- 29.4%
Federal Home Loan Mortgage Corp., 5s, 2001                         $15,000          $ 14,838,300
Federal Home Loan Mortgage Corp., 8s, 2011 - 2012                    7,009             7,247,994
Federal National Mortgage Assn., 6s, 2013                              435               420,056
Federal National Mortgage Assn., 6.13s, 2011                        10,198            10,048,505
Federal National Mortgage Assn., 6.1815s, 2014                       9,761             9,675,205
Federal National Mortgage Assn., 7s, 2011 - 2013                    36,759            36,885,028
Federal National Mortgage Assn., 7.5s, 2000 - 2013                  13,737            13,964,517
                                                                                   -------------
                                                                                    $ 93,079,605
------------------------------------------------------------------------------------------------
U.S. Government Guaranteed -- 45.2%
Government National Mortgage Association -- 9.4%
GNMA, 7.5s, 2022 - 2024                                            $12,166          $ 12,302,929
GNMA, 8s, 2023 - 2028                                               12,297            12,666,166
GNMA, 8.5s, 2002 - 2010                                              1,548             1,630,637
GNMA, 9s, 2001 - 2007                                                2,934             3,127,683
                                                                                   -------------
                                                                                    $ 29,727,415
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 35.8%
U.S. Treasury Notes, 7.75s, 2001                                   $25,000          $ 25,871,000
U.S. Treasury Notes, 7.875s, 2001                                   32,000            33,459,840
U.S. Treasury Notes, 8s, 2001                                       51,950            54,206,708
                                                                                   -------------
                                                                                    $113,537,548
------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                    $143,264,963
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $239,963,957)                                         $236,344,568

Repurchase Agreement -- 22.1%
------------------------------------------------------------------------------------------------
Goldman Sachs, dated 6/30/99, due 7/01/99, total to be
received $69,845,408 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded account),
at Cost                                                            $69,836          $ 69,836,000
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $309,799,957)                                   $306,180,568

Other Assets, Less Liabilities - 3.3%                                                 10,432,791
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $316,613,359
------------------------------------------------------------------------------------------------
See notes to financial statements

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

Financial Statements

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------
June 30, 1999
------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $239,963,957)                               $236,344,568
Repurchase agreement, at value                                                        69,836,000
                                                                                    ------------
Total investments at value (identified cost, $309,799,957)                          $306,180,568
Cash                                                                                         183
Receivable for Fund shares sold                                                          360,555
Receivable for investments sold                                                        9,603,906
Interest receivable                                                                    3,283,758
Other assets                                                                               3,790
                                                                                    ------------
Total assets                                                                        $319,432,760
                                                                                    ------------
Liabilities:
Distributions payable                                                               $    452,329
Payable for Fund shares reacquired                                                     2,193,168
Payable to affiliates -
Management fee                                                                             3,462
Shareholder servicing agent fee                                                              865
Distribution and service fee                                                              27,868
Administrative fee                                                                           130
Accrued expenses and other liabilities                                                   141,579
                                                                                    ------------
Total liabilities                                                                   $  2,819,401
                                                                                    ------------
Net assets                                                                          $316,613,359
                                                                                    ------------
Net assets consist of:
Paid-in capital                                                                     $346,432,731
Unrealized depreciation on investments                                                (3,619,389)
Accumulated net realized loss on investments                                         (25,636,940)
Accumulated distributions in excess of net investment income                            (563,043)
                                                                                    ------------
Total                                                                               $316,613,359
                                                                                    ------------
Shares of beneficial interest outstanding                                             38,422,737
                                                                                    ------------
Class A shares:
Net asset value per share
(net assets of $212,938,271 (divided by) 25,813,632 shares
of beneficial interest outstanding)                                                        $8.25
                                                                                            ----
Offering price per share (100 (divided by) 97.5 of net asset value per share)              $8.46
                                                                                            ----
Class B shares:
Net asset value and offering price per share
(net assets of $72,564,478 (divided by) 8,818,700 shares
of beneficial interest outstanding)                                                        $8.23
                                                                                            ----
Class C shares:
Net asset value and offering price per share
(net assets of $30,909,453 (divided by) 3,765,956 shares
of beneficial interest outstanding)                                                        $8.21
                                                                                            ----
Class I shares:
Net asset value, offering price, and redemption price per share
(net assets of $201,157 (divided by) 24,449 shares
of beneficial interest outstanding)                                                        $8.23
                                                                                            ----
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements






Statement of Operations (Unaudited)
------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1999
------------------------------------------------------------------------------------------------
Net investment income:
Interest income                                                                      $10,320,956
                                                                                     -----------
Expenses -
Management fee                                                                       $   638,033
Trustees' compensation                                                                    23,245
Shareholder servicing agent fee                                                          169,303
Distribution and service fee (Class A)                                                   163,427
Distribution and service fee (Class B)                                                   337,745
Distribution and service fee (Class C)                                                   147,387
Administrative fee                                                                        23,929
Custodian fee                                                                             46,500
Printing                                                                                  13,249
Postage                                                                                   15,011
Auditing fees                                                                             12,529
Miscellaneous                                                                            118,461
                                                                                     -----------
Total expenses                                                                       $ 1,708,819
Fees paid indirectly                                                                     (18,870)
                                                                                     -----------
Net expenses                                                                         $ 1,689,949
                                                                                     -----------
Net investment income                                                                $ 8,631,007
                                                                                     -----------
Realized and unrealized gain (loss) on investments:
Realized loss (identified cost basis) on investment transactions                     $(2,740,371)
Change in unrealized depreciation on investments                                      (3,878,021)
                                                                                     -----------
Net realized and unrealized loss on investments                                      $(6,618,392)
                                                                                     -----------
Increase in net assets from operations                                               $ 2,012,615
                                                                                     -----------
See notes to financial statements





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                           Six Months Ended           Year Ended
                                                              June 30, 1999    December 31, 1998
                                                                (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
Net investment income                                           $  8,631,007        $ 15,081,899
Net realized gain (loss) on investments                           (2,740,371)            962,768
Net unrealized loss on investments                                (3,878,021)           (742,723)
                                                                ------------        ------------
Increase in net assets from operations                          $  2,012,615        $ 15,301,944
                                                                ------------        ------------
Distributions declared to shareholders -
From net investment income (Class A)                            $ (6,104,482)       $(11,563,809)
From net investment income (Class B)                              (1,720,845)         (2,356,980)
From net investment income (Class C)                                (702,053)         (1,034,259)
From net investment income (Class I)                                  (5,507)            (27,187)
                                                                ------------        ------------
Total distributions declared to shareholders                    $ (8,532,887)       $(14,982,235)
                                                                ------------        ------------
Net increase in net assets from Fund share transactions         $ 13,918,596        $ 65,638,958
                                                                ------------        ------------
Total increase in net assets                                    $  7,398,324        $ 65,958,667
Net assets:
At beginning of period                                           309,215,035         243,256,368
                                                                ------------        ------------
At end of period (including accumulated distributions
in excess of net investment income of $563,043 and
$661,163, respectively)                                         $316,613,359        $309,215,035
                                                                ------------        ------------
See notes to financial statements






Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                       Six Months Ended      --------------------------------------------
                                          June 30, 1999      1998      1997      1996      1995      1994
                                            (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                   Class A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period            $ 8.42    $ 8.40    $ 8.41    $ 8.68    $ 8.42    $ 8.99
                                                 ------    ------    ------    ------    ------    ------
Income from investment
operations# -
Net investment income                            $ 0.23    $ 0.50    $ 0.53    $ 0.56    $ 0.59    $ 0.54
Net realized and unrealized gain (loss)
on investments                                    (0.17)     0.02     (0.02)    (0.30)     0.25     (0.61)
                                                 ------    ------    ------    ------    ------    ------
Total from investment operations                 $ 0.06    $ 0.52    $ 0.51    $ 0.26    $ 0.84    $(0.07)
                                                 ------    ------    ------    ------    ------    ------
Less distributions declared to shareholders
from net investment income                       $(0.23)   $(0.50)   $(0.52)   $(0.53)   $(0.58)   $(0.50)
                                                 ------    ------    ------    ------    ------    ------
Net asset value - end of period                  $ 8.25    $ 8.42    $ 8.40    $ 8.41    $ 8.68    $ 8.42
                                                 ------    ------    ------    ------    ------    ------
Total return++                                    0.74%++   6.34%     6.30%     2.98%    10.36%   (0.76)%
Ratios (to average net assets)/
Supplemental data:
Expenses##                                        0.81%+    0.84%     0.84%     0.84%     0.88%     0.89%
Net investment income                             5.65%+    5.95%     6.27%     6.55%     6.91%     6.28%
Portfolio turnover                                  79%      368%      266%      301%      447%      328%
Net assets at end of period (000 omitted)      $212,938  $215,877  $190,039  $226,976  $248,955  $257,154

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

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

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                       Six Months Ended      --------------------------------------------
                                          June 30, 1999      1998      1997      1996      1995      1994
                                            (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                   Class B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period            $ 8.40    $ 8.39    $ 8.39    $ 8.67    $ 8.41    $ 8.98
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations# -
Net investment income                            $ 0.20    $ 0.43    $ 0.46    $ 0.47    $ 0.51    $ 0.47
Net realized and unrealized gain (loss)
on investments                                    (0.17)     0.01        --     (0.30)     0.25     (0.62)
                                                 ------    ------    ------    ------    ------    ------
Total from investment operations                 $ 0.03    $ 0.44    $ 0.46    $ 0.17    $ 0.76    $(0.15)
                                                 ------    ------    ------    ------    ------    ------
Less distributions declared to shareholders
from net investment income                       $(0.20)   $(0.43)   $(0.46)   $(0.45)   $(0.50)   $(0.42)
                                                 ------    ------    ------    ------    ------    ------
Net asset value - end of period                  $ 8.23    $ 8.40    $ 8.39    $ 8.39    $ 8.67    $ 8.41
                                                 ------    ------    ------    ------    ------    ------
Total return                                      0.34%++   5.43%     5.61%     2.08%     9.31%    (1.65)%
Ratios (to average net assets)/
Supplemental data:
Expenses##                                        1.61%+    1.60%     1.63%     1.72%     1.74%      1.79%
Net investment income                             4.85%+    5.17%     5.48%     5.67%     6.02%      5.42%
Portfolio turnover                                  79%      368%      266%      301%      447%       328%
Net assets at end of period (000 omitted)       $72,564   $68,867   $34,843   $34,643   $33,759    $23,918

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements





Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                       Six Months Ended      --------------------------------------------
                                          June 30, 1999      1998      1997      1996      1995      1994*
                                            (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                   Class C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period            $ 8.38    $ 8.37    $ 8.37    $ 8.65    $ 8.39    $ 8.62
                                                 ------    ------    ------    ------    ------    ------
Income from investment operations# -
Net investment income                            $ 0.20    $ 0.43    $ 0.45    $ 0.48    $ 0.51    $ 0.17
Net realized and unrealized gain (loss)
on investments                                    (0.17)     0.01        --     (0.30)     0.25     (0.20)
                                                 ------    ------    ------    ------    ------    ------
Total from investment operations                 $ 0.03    $ 0.44    $ 0.45    $ 0.18    $ 0.76    $(0.03)
                                                 ------    ------    ------    ------    ------    ------
Less distributions declared to shareholders
from net investment income                       $(0.20)   $(0.43)   $(0.45)   $(0.46)   $(0.50)   $(0.20)
                                                 ------    ------    ------    ------    ------    ------
Net asset value - end of period                  $ 8.21    $ 8.38    $ 8.37    $ 8.37    $ 8.65    $ 8.39
                                                 ------    ------    ------    ------    ------    ------
Total return                                      0.32%++   5.35%     5.56%     2.12%     9.33%    (0.33)%++
Ratios (to average net assets)/
Supplemental data:
Expenses##                                        1.66%+    1.69%     1.69%     1.69%     1.73%      1.62%+
Net investment income                             4.80%+    5.10%     5.42%     5.68%     5.87%      6.10%+
Portfolio Turnover                                  79%      368%      266%      301%      447%       328%
Net assets at end of period (000 omitted)       $30,909   $24,286   $18,192   $22,215   $17,365     $3,403

* For the period from the inception of Class C, August 1, 1994, through December 31, 1994.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements





Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                                            December 31,
                                                          Six Months Ended        --------------------------
                                                             June 30, 1999            1998             1997*
                                                               (Unaudited)
------------------------------------------------------------------------------------------------------------
                                                                Class I
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 8.40          $ 8.40            $ 8.40
                                                                    ------          ------            ------
Income from investment operations# -
Net investment income                                               $ 0.24          $ 0.46            $ 0.53
Net realized and unrealized gain (loss) on investments               (0.17)           0.05                --
                                                                    ------          ------            ------
Total from investment operations                                    $ 0.07          $ 0.51            $ 0.53
                                                                    ------          ------            ------
Less distributions declared to shareholders
from net investment income                                          $(0.24)         $(0.51)           $(0.53)
                                                                    ------          ------            ------
Net asset value - end of period                                     $ 8.23          $ 8.40            $ 8.40
                                                                    ------          ------            ------
Total return                                                         0.81%++         6.25%             6.55%++
Ratios (to average net assets)/Supplemental data:
Expenses##                                                           0.66%+          0.66%             0.69%+
Net investment income                                                5.80%+          6.23%             6.42%+
Portfolio Turnover                                                     79%            368%              266%
Net assets at end of period (000 omitted)                             $201            $185              $182

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements



Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Government Limited Maturity Fund (the Fund) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,849,986 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($13,198,644), December 31, 2003, ($2,302,419), December 31, 2004,
($4,284,511), and December 31, 2005, ($3,064,412).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.38% of the Fund's average daily net assets and 5.36% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc.
(MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is net periodic pension expense of $6,545 for the six months ended June 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

     First $1 billion                 0.0150%
     Next $1 billion                  0.0125%
     Next $1 billion                  0.0100%
     In excess of $3 billion          0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $21,218 for the six months ended June 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% until such date as the Trustees of the Fund may determine) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,104 for the six months ended June 30, 1999. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year (and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Fund may determine.) MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,197 and $145 for Class B and Class C shares, respectively, for the six months ended June 30, 1999. Fees incurred under the distribution plan during the six months ended June 30, 1999, were 0.95% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 1999, were $22,555, $228,959, and $10,074 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4)     Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                           Purchases                 Sales
--------------------------------------------------------------------------
U.S. government securities              $218,954,418          $256,284,361
                                        ------------          ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $309,799,957
                                                              ------------
Gross unrealized depreciation                                 $ (3,708,670)
Gross unrealized appreciation                                       89,281
                                                              ------------
Net unrealized depreciation                                   $ (3,619,389)
                                                              ------------





(5)     Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.
Transactions in Fund shares were as follows:

Class A Shares
                                  Six Months Ended June 30, 1999     Year Ended December 31, 1998
                                  ------------------------------     ----------------------------
                                         Shares           Amount          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold                          45,654,874     $380,820,157      29,281,668     $246,268,535
Shares issued to shareholders in
reinvestment of distributions           508,114        4,234,605         916,057        7,701,202
Shares reacquired                   (45,994,184)    (383,575,636)    (27,164,945)    (228,440,457)
                                   ------------     ------------     -----------     ------------
Net increase                            168,804     $  1,479,126       3,032,780     $ 25,529,280
                                   ------------     ------------     -----------     ------------
Class B Shares
                                  Six Months Ended June 30, 1999     Year Ended December 31, 1998
                                  ------------------------------     ----------------------------
                                         Shares           Amount          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold                           4,844,658     $ 40,359,469       9,867,183     $ 82,888,758
Shares issued to shareholders in
reinvestment of distributions           128,131        1,064,910         170,684        1,432,840
Shares reacquired                    (4,354,132)     (36,247,976)     (5,992,436)     (50,294,123)
                                   ------------     ------------     -----------     ------------
Net increase                            618,657     $  5,176,403       4,045,431     $ 34,027,475
                                   ------------     ------------     -----------     ------------
Class C Shares
                                  Six Months Ended June 30, 1999     Year Ended December 31, 1998
                                  ------------------------------     ----------------------------
                                         Shares           Amount          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold                           2,394,499     $ 19,913,248       2,517,949     $ 21,107,329
Shares issued to shareholders in
reinvestment of distributions            56,033          464,350          76,670          641,780
Shares reacquired                    (1,583,676)     (13,134,207)     (1,869,980)     (15,665,854)
                                   ------------     ------------     -----------     ------------
Net increase                            866,856     $  7,243,391         724,639     $  6,083,255
                                   ------------     ------------     -----------     ------------
Class I Shares
                                  Six Months Ended June 30, 1999     Year Ended December 31, 1998
                                  ------------------------------     ----------------------------
                                         Shares           Amount          Shares           Amount
-------------------------------------------------------------------------------------------------
Shares sold                               2,723     $     22,704         161,015     $   1,345,535
Shares issued to shareholders in
reinvestment of distributions               662            5,506           3,240            26,257
Shares reacquired                        (1,017)          (8,534)       (163,802)       (1,372,844)
                                   ------------     ------------     -----------     ------------
Net increase (decrease)                   2,368     $     19,676             453     $     (1,052)
                                   ------------     ------------     -----------     ------------



(6)     Line of Credit

The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended June 30, 1999, was $1,200. The Fund had no borrowings during the period.


MFS' Year 2000 Readiness Disclosure

MFS Investment Management(registered trademark), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(registered trademark) Original ResearchSM process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness
Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.


MFS Family of Funds(registered trademark)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class1. The objective of the fund you choose should correspond to your financial needs and goals.

              HIGHER RISK/HIGHER REWARD POTENTIAL

B   MFS(registered trademark) Global Governments Fund
O   MFS(registered trademark) High Yield Opportunities Fund
N   MFS(registered trademark) High Income Fund
D   MFS(registered trademark) Municipal High Income Fund
    MFS(registered trademark) Strategic Income Fund
    MFS(registered trademark) Municipal State Funds
F   AL, AR, CA, FL, GA, MD, MA, MS,
U   NY, NC, PA, SC, TN, VA, WV
N   MFS(registered trademark) Municipal Income Fund
D   MFS(registered trademark) Bond Fund
S   MFS(registered trademark) Municipal Bond Fund
    MFS(registered trademark) Government Securities Fund
    MFS(registered trademark) Government Mortgage Fund
    MFS(registered trademark) Intermediate Income Fund
    MFS(registered trademark) Municipal Limited
    Maturity Fund
    MFS(registered trademark) Limited Maturity Fund
    MFS(registered trademark) Government Limited
    Maturity Fund

S   MFS(registered trademark)/Foreign & Colonial Emerging
T   Markets Equity Fund
O   MFS(registered trademark) Managed Sectors Fund
C   MFS(registered trademark) New Discovery Fund
K   MFS(registered trademark) Emerging Growth Fund
    MFS(registered trademark) Mid Cap Growth Fund
F   MFS(registered trademark) International Growth Fund
U   MFS(registered trademark) Research International Fund
N   MFS(registered trademark) Global Growth Fund
D   MFS(registered trademark) Strategic Growth Fund
S   MFS(registered trademark) Research Fund
    MFS(registered trademark) International Growth and Income Fund
    MFS(registered trademark) Global Equity Fund
    MFS(registered trademark) Capital Opportunities Fund
    Massachusetts Investors Growth
    Stock Fund
    MFS(registered trademark) Growth Opportunities Fund
    MFS(registered trademark) Large Cap Growth Fund
    MFS(registered trademark) Union Standard(registered trademark) Equity Fund MFS(registered trademark) Research Growth and Income Fund
    Massachusetts Investors Trust
    MFS(registered trademark) Equity Income Fund
    MFS(registered trademark) Utilities Fund
    MFS(registered trademark) Global Total Return Fund
    MFS(registered trademark) Total Return Fund
    MFS(registered trademark) Global Asset
    Allocation Fund

                  LOWER RISK/LOWER REWARD POTENTIAL

1For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.


MFS(registered trademark) Government
Limited Maturity Fund

Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc.; President, Benchmark Consulting Group, Inc.

Arnold D. Scott* - Senior Executive Vice President, Director, and
Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight
Resources, Inc.; Managing General Partner, Wellfleet Investments;
Chief Executive Officer, Cambridge Nutraceuticals

Ward Smith - Former Chairman (until 1994), NACCO Industries

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Chairman and President
Jeffrey L. Shames*

Portfolio Manager
D. Richard Smith*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

*Affiliated with the Investment Adviser


MFS(registered trademark) Government
Limited Maturity Fund

MFS(registered trademark) Investment Management
We invented the mutual fund (registered trademark)

500 Boylston Street
Boston, MA 02116-3741

MGL-3  8/99  15M   28/228/328/828

(copyright)1999 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741


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